UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 21, 2004

ARCH WIRELESS, INC. (Exact Name of Registrant as Specified in its Charter)

Delaware	001-14248	31-1358569

(State or other jurisdiction of incorporation )	(Commission File Number)	(I.R.S. Employer Identification No.)

1800 West Park Drive, Suite 250 Westborough, Massachusetts	01581

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (508) 870-6700

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     ☒  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
Item 9.01 Financial Statements and Exhibits.
SIGNATURES
EX-99.1 SUPPLEMENT TO JOINT PROXY STATEMENT/PROSPECTUS

Item 8.01   Other Events

     On October 22, 2004, Arch Wireless, Inc. and Metrocall Holdings, Inc. will mail a supplement to their joint proxy statement/prospectus dated October 6, 2004, relating to the special meeting of stockholders of Arch and Metrocall to be held on November 8, 2004 to approve the merger of Metrocall and Arch. The supplement to the joint proxy statement/prospectus is included as Exhibit 99.1 hereto and has been incorporated by reference herein.

Item 9.01   Financial Statements and Exhibits.

(a)  Not applicable.

(b)  Not applicable.

(c)  The following exhibit is filed as part of this Current Report on Form 8-K.

Exhibit No.	Description
99.1	Supplement to joint proxy statement/prospectus to be mailed to stockholders of Arch and Metrocall on or about October 22, 2004.

******

     In connection with a proposed business combination transaction, USA Mobility, Inc. (formerly known as Wizards-Patriots Holdings, Inc.), the holding company in the proposed transaction (“Parent”), filed with the Securities and Exchange Commission (the “SEC”) an amended registration statement on Form S-4, which includes a form of a joint proxy statement/prospectus of Arch Wireless, Inc. (“Arch”) and Metrocall Holdings, Inc. (“Metrocall”) and other relevant documents in connection with the proposed transaction. Investors of Arch and Metrocall are urged to read the definitive joint proxy statement/prospectus and other relevant materials because they contain important information about Parent, Arch and Metrocall and the proposed transaction. The definitive joint proxy statement/prospectus has beeen sent to stockholders of Arch and Metrocall seeking their approval of the proposed transaction. Investors may obtain a free copy of these materials and other documents filed by Parent, Arch and Metrocall with the Securities and Exchange Commission at the SEC’s website at www.sec.gov. A free copy of the definitive joint proxy statement/prospectus also may be obtained from Arch Wireless, Inc., care of Bob Lougee, Lougee Consulting Group, 7 Bridgeton Way, Hopkinton, MA 01748, (tel.: 508-435-6117), or Metrocall Holdings, Inc., 6677 Richmond Highway, Alexandria, Virginia 22306, Attention: Shirley White (tel.: 703-660-6677). Investors also may access free copies of the documents filed with the SEC by Arch on Arch’s website at www.arch.com or upon written request to Arch at its address listed above, and investors may access free copies of the documents filed with the SEC by Metrocall on Metrocall’s website at www.metrocall.com or upon written request to Metrocall at its address indicated above.

     Arch and Metrocall and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from Arch stockholders. The directors and executive officers of Arch include: William E. Redmond, Jr, Richard A. Rubin, Samme L. Thompson, James V. Continenza, Eric Gold, Carroll D. McHenry, Matthew Oristano, J. Roy Pottle and C. Edward Baker, Jr. The directors and executive officers of Metrocall include: Vincent D. Kelly, Royce Yudkoff, Eugene I. Davis, Nicholas A. Gallopo, David J. Leonard Brian O’Reilly, Steven D. Scheiwe, George Z. Moratis and Stan Sech. Stockholders may obtain additional information regarding the interests of such participants by reading the definitive joint proxy statement/prospectus.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARCH WIRELESS, INC.

By:	/s/ J. Roy Pottle

Name: Title:	J. Roy Pottle Executive Vice President and Chief Financial Officer

Dated: October 21, 2004